EXHIBIT 10.16


                                  AMENDMENT TWO
                                     TO THE
                            MANAGED NETWORK AGREEMENT
                                     BETWEEN
                       SPRINT COMMUNICATIONS COMPANY, L.P.
                                       AND
                               BRIDGE DATA COMPANY

The Managed Network Agreement ("Agreement") between Sprint Communications Company, L.P. ("Sprint") and Bridge Data Company ("Customer"), having an effective date of March 1, 1995, as amended, is hereby further amended as set forth below.

WHEREAS, Sprint and Customer have previously entered into an Agreement for the provision of managed network services; and

WHEREAS, Customer wished to procure additional equipment for use with the managed network services.

NOW THEREFORE, the parties mutually agree to the following:

1.       Revise Attachment A Scope of Work as follows:

Site Types A, B1, C1, D, and E will utilize a Telebit 2 Port Netblazer LS in place of the Netblazer PN. Microcomm modems at all customer sites are replaced by Teleblazer Standalone Modems.

2. Revise Attachment B, Section I - Equipment - Purchase Price to include the following items. The LS 2S/A Telebit 2 Port Netblazer LS is replacing the PN2DE Telebit Netblazer Router at Site Types A, B1, C1, D and E. The AP-8810 SA Teleblazer Standalone Modem replaces the Microcomm Deskport 28.8ES modem at all customer sites.

A.       Equipment Part of Domestic Design

Model             Description               Qty      List Price    Net Price
-----             -----------               ---      ----------    ---------

LS 2S/A      Telebit 2 Port Netblazer LS    1        $1,259/ea     $1,070.15/ea
AP-8810 SA   Teleblazer Standalone Modem    1        $  349/ea     $  296.65/ea


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B. Other Equipment

Model              Description          Qty      List Price        Net Price
-----              -----------          ---      ----------        ---------

7220         V.35 DSU to Router Cable    1       $195.00/ea       $126.75/ea
SP1530       Adtran DSU (5)              1       $735.00/ea       $551.00/ea

2. Revise Attachment B, Section I - Equipment - Purchase Price as follows: The list price for the PN2DE Telebit Netblazer Router is hereby reduced from $2,299 each to $1,849.00. The net price is therefore reduced from $1,954.15 to $1,571.65.

3. All other terms and conditions of the Agreement shall remain in full force and effect, except as expressly stated herein.

IN WITNESS WHEREOF, the parties have executed this Amendment Two as of the date of the last signature below.

SPRINT COMMUNICATIONS CO. L.P.            BRIDGE DATA COMPANY

/s/ James Mori                            /s/ Robert McCormick
-----------------------------             ----------------------------
Signature                                 Signature


James Mori                                Robert McCormick
-----------------------------             ----------------------------
Name                                      Name


Regional Director                         Senior VP
-----------------------------             ----------------------------
Title                                     Title


8/16/95                                   8/11/95
-----------------------------             ----------------------------
Date                                      Date







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